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                                                                   Exhibit 10.36


                               CORPORATE AGREEMENT

                  THIS CORPORATE AGREEMENT (the "Agreement") is entered into as of November 5, 2001 by and between Weight Watchers International, Inc., a Virginia corporation (the "Company"), and ARTAL LUXEMBOURG S.A., a Luxembourg SOCIETE ANONYME ("Artal").

                                    RECITALS

                  WHEREAS, Artal owns approximately 94% of the outstanding Common Stock (as defined herein) of the Company.

                  WHEREAS, the Company has filed a registration statement to register a number of shares of its common stock in connection with an initial public offering (the "Initial Public Offering") by certain of its shareholders, including Artal, registered under the Securities Act (as defined herein).

                  WHEREAS, the parties desire to enter into this Agreement to set forth their agreement regarding certain corporate governance matters and certain other matters with respect to the on-going relationship between the Company and Artal.

                                   AGREEMENTS


                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Artal, for themselves and their successors and assigns, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

1.1 DEFINITIONS
    -----------
                  As used in this Agreement, the following terms will have the following meanings, applicable both to the singular and the plural forms of the terms described:

                  "ACTION" means any claim, suit, action, arbitration, inquiry, investigation or other proceeding of any nature (whether criminal, civil, legislative, administrative, regulatory, prosecutorial or otherwise) including, without limitation, by or before any court, arbitrator or Governmental Entity.

                  "AGREEMENT" has the meaning ascribed thereto in the preamble hereto, as such agreement may be amended and supplemented from time to time in accordance with its terms.

                  "ARTAL" has the meaning ascribed thereto in the preamble hereto.

                  "ARTAL DIRECTOR" shall mean (i) any director designated by Artal or any Authorized

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Transferee in accordance with the provisions of Article II and (ii) any director of the Company who at such time as Artal ceases to beneficially own more than 50% of the Total Voting Power of the Company is a director or officer of Artal or The Invus Group, Ltd.

                  "AUTHORIZED TRANSFEREE" means any Transferee of at least 10% of the Total Voting Power of the Company that pursuant to a negotiated instrument of transfer or related agreement has been granted rights under such provision of this Agreement by Artal or such transferring Authorized Transferee.

                  "BOARD OF DIRECTORS" means the board of directors of the Company.

                  "COMMON STOCK" means the common stock, no par value, of the Company, and any other class of the Company's capital stock representing the right to vote generally for the election of directors.

                  "COMPANY" has the meaning ascribed thereto in the preamble hereto.

                  "COMPANY LIABILITIES" means all Liabilities, whether arising before, at or after the Initial Public Offering Date, (i) of or in any way relating, in whole or in part, to the Company or any of its Subsidiaries or (ii) arising from the conduct of, in connection with or in any way relating to, in whole or in part, the businesses and operations of the Company or any of its Subsidiaries or the ownership or use of assets or property in connection therewith.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                  "FINALLY DETERMINED" means, with respect to any Action, threatened Action or other matter, that the outcome or resolution of that Action, threatened Action or matter has either (i) been decided by an arbitrator or Governmental Entity of competent jurisdiction by judgment, order, award or other ruling or (ii) has been settled or voluntarily dismissed and, in the case of each of clauses (i) and (ii), the claimants' rights to maintain that Action, threatened Action or other matter have been finally adjudicated, waived, discharged or extinguished, and that judgment, order, ruling, award, settlement or dismissal (whether mandatory or voluntary, but if voluntary that dismissal must be final, binding and with prejudice as to all claims specifically pleaded in that Action) is subject to no further appeal, vacatur proceeding or discretionary review.

                  "GOVERNMENTAL ENTITY" means any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority (including, but not limited to, any central bank or taxing authority) or instrumentality (including, but not limited to, any court, tribunal or grand jury) exercising executive, prosecutorial, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "INDEMNIFIED PARTY" has the meaning ascribed thereto in
Section 5.1.


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                  "INDEMNIFYING PARTY" has the meaning ascribed thereto in
Section 5.2.

                  "INITIAL PUBLIC OFFERING" has the meaning ascribed thereto in the recitals hereto.

                  "INITIAL PUBLIC OFFERING DATE" means the date of completion of the initial sale of Common Stock in the Initial Public Offering.

                  "LIABILITIES" means any and all claims, debts, liabilities, assessments, fines, penalties, damages, losses, disgorgements and obligations, of any kind, character or description (whether absolute, contingent, matured, not matured, liquidated, unliquidated, accrued, known, unknown, direct, indirect, derivative or otherwise) whenever arising, including, but not limited to, all costs and expenses relating thereto (including, but not limited to, all expenses of investigation, all attorneys' fees and all out-of-pocket expenses in connection with any Action or threatened Action).

                  "LOWER PERCENTAGE" has the meaning ascribed thereto in Section 2.4.

                  "LOWER THRESHOLD" has the meaning ascribed thereto in Section 2.1.

                  "NOMINEE THRESHOLD" has the meaning ascribed thereto in
Section 2.1.

                  "PERSON" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

                  "RATIO" has the meaning ascribed thereto in Section 2.2.

                  "SEC" means the United States Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.

                  "SUBSIDIARY" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting power of capital stock or other voting ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is owned or controlled, directly or indirectly, by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof. "Subsidiary," when used with respect to Artal, any Authorized Transferee or the Company, shall also include any other entity affiliated with Artal, such Authorized Transferee or the Company, as the case may be, that Artal, such Authorized Transferee and the Company may hereafter agree in writing shall be treated as a "Subsidiary" of such Person for the purposes of this Agreement.

                  "THIRD-PARTY CLAIM" has the meaning ascribed thereto in
Section 5.3.

                  "TOTAL VOTING POWER OF THE COMPANY" shall mean the total number of votes that may be cast in the election of members of the Board of Directors by all holders of Common

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Stock.

                  "TRANSFEREE" shall mean any of (i) the transferee of all or any portion of the Common Stock held by Artal or (ii) the subsequent transferee of all or any portion of the Common Stock held by any Transferee; provided that no Transferee shall be entitled to any benefits of a Transferee hereunder unless such Transferee executes an instrument substantially in the form provided as Exhibit A attached hereto.

INTERNAL REFERENCES
-------------------

                  Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.

                           SEATS ON BOARD OF DIRECTORS

             2.1 So long as Artal together with any Authorized Transferee beneficially owns shares of the Company's stock having at least 10% (the "Nominee Threshold") but less than a majority of the Total Voting Power of the Company, in connection with any election of directors of the Company, Artal and such Authorized Transferee shall have the right to designate and the Company shall cause the nomination of such number of directors of the Company such that after such election (assuming all such Artal and Authorized Transferee designees are elected to the Board of Directors), the number of Artal Directors will be equal to the number resulting from (1) the Total Voting Power of the Company beneficially owned by Artal and any Authorized Transferees divided by the Total Voting Power of the Company, multiplied by
(2) the total number of members on the Board of Directors, rounded to the nearest whole number; provided, that in no event shall the number of Artal Directors nominated pursuant to this provision constitute less than one member of the Board of Directors. Notwithstanding the foregoing, if the Company grants any other Person at any time or from time to time the right to nominate a director or directors based on a lesser percentage of the Total Voting Power of the Company (the "Lower Threshold") than the Nominee Threshold, Artal and any Authorized Transferee shall have the right to designate an equal number of members of the Board of Directors as such other Person so long as it beneficially owns an amount of Common Stock greater than or equal to the Lower Threshold. If a vacancy occurs or exists on the Board of Directors at any time, including but not limited to a vacancy because of the death, disability, retirement, resignation or removal of any director for cause or otherwise, and the vacant position was held by an Artal Director, then Artal (or if such Artal Director was nominated by an Authorized Transferee, such Authorized Transferee) shall have the sole right to designate an individual to fill such vacancy, and, subject to the fiduciary duties of directors, the Board of Directors shall elect such nominee to fill such vacancy. The Company shall use its reasonable best efforts to solicit from the shareholders of the Company eligible to vote for the election of directors proxies in favor of the nominees designated by the Board of Directors in accordance with this Section 2.1.

             2.2 If, at any time, the total number of directors of the Company is increased or decreased, the number of directors that Artal and any Authorized Transferees shall have the right to designate

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pursuant to Section 2.1 above, shall as promptly as practicable be increased or decreased so that the adjusted ratio of Artal Directors to total directors is not less than the ratio of Artal Directors (determined immediately prior to such increase or decrease, as the case may be, in accordance with the provisions of
Section 2.1) to the total number of directors of the Company immediately prior to such increase or decrease, as the case may be (the "Ratio"). In such event, Artal, each Authorized Transferee and the Company shall take such steps consistent with the provisions of Section 2.1 to effectuate this increase or decrease of Artal Directors in relation to the Ratio as rapidly as reasonably possible.

             2.3 At the request of Artal (or if such Artal Director was nominated by an Authorized Transferee, such Authorized Transferee) the Company shall (x) use its best efforts to cause a special meeting of shareholders to be held proposing the removal of any Artal Director provided, that if in the reasonable good faith determination by the Board of Directors it is materially detrimental to do so, then the Company may delay calling such special meeting; provided that the Company will cause such meeting in any event to be held within 90 days of such request by Artal or such Authorized Transferee and (y) use its best efforts to solicit from holders of Common Stock proxies to remove such specified Artal Directors.

             2.4(a) For so long as Artal together with any Authorized Transferee beneficially owns shares of the Company's stock having at least 20% of the Total Voting Power of the Company, subject to the fiduciary duties of the directors, Artal Directors shall be nominated to serve on each committee of the Board of Directors (other than any committee required by law or stock exchange requirement to consist solely of independent directors but only to the extent a sufficient number of Artal Directors do not qualify as independent directors; provided that such lesser number of Artal Directors that do qualify as independent directors shall be appointed to such committee) so that after such appointment(s), the ratio of Artal Directors who are members of such committee to the total number of members of such committee is not less than the Ratio. Notwithstanding the foregoing, if the Company grants any other Person at any time or from time to time the right to nominate a director or directors to serve on any committee(s) of the Board of Directors at a percentage less than 20% of the Total Voting Power of the Company (the "Lower Percentage"), Artal and any Authorized Transferee shall have the right to appoint an equal number of Artal Directors to serve on such committee(s) as such other Person so long as Artal together with such Authorized Transferee beneficially owns an amount of the Common Stock having at least the same amount of the Total Voting Power of the Company as the Lower Percentage.

                (b) For so long as (i) Artal together with any Authorized Transferee beneficially owns shares of the Common Stock having at least 10% but less than the lesser of 20% and the Lower Percentage of the Total Voting Power of the Company and (ii) there is at least one Artal Director, any such Artal Director shall be permitted to observe the proceedings of (but shall not be a member of) any committee of the Board of Directors. Notwithstanding the foregoing, if the Company grants any other Person at any time or from time to time the right to appoint a director or directors to observe the proceedings of any committee(s) of the Board of Directors at a percentage less than 10% of the Total Voting Power of the Company, Artal and such Authorized Transferee shall have the right to appoint an equal number of Artal Directors to observe such proceedings as such other Person so long as Artal together with such Authorized Transferee beneficially owns an amount of the Common Stock having at least the same amount of the Total Voting

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Power of the Company as such lesser percentage.

Notwithstanding any other provision of this Article II, Artal and any Authorized Transferee shall not be prohibited from nominating a greater number of directors or committee members than specified in Sections 2.1 or 2.4, as the case may be.

                                ARTICLE III

                        CERTAIN COVENANTS AND AGREEMENTS
                        --------------------------------

3.1 NO VIOLATIONS.
------------------

                (a) Each of Artal and any Authorized Transferee covenants and agrees that it will not take any action or enter into any commitment or agreement that may reasonably be anticipated to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by the Company of (i) any provisions of applicable law or regulation; (ii) any provision of the Company's articles of incorporation or bylaws; (iii) any credit agreement or other material instrument binding upon the Company in effect as of the date of this Agreement; or (iv) any judgment, order or decree of any Governmental Entity having jurisdiction over the Company or any of its assets.

                (b) The Company covenants and agrees that it will not take any action or enter into any commitment or agreement that may reasonably be anticipated to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by Artal or any Authorized Transferee of (i) any provisions of applicable law or regulation;
(ii) any provision of the articles of incorporation or the bylaws (or similar constitutive documents) of Artal or an Authorized Transferee; (iii) any credit agreement or other material instrument binding upon Artal or an Authorized Transferee in effect as of the date of this Agreement; or (iv) any judgment, order or decree of any Governmental Entity having jurisdiction over Artal or any Authorized Transferee or any of their respective assets.

                (c) Artal or such Authorized Transferee, as the case may be, and the Company agree to provide to the other any information and documentation requested by the other for the purpose of evaluating and ensuring compliance with Sections 3.1(a) and 3.1(b) hereof.

3.2 REGULATORY REQUIREMENTS
    ------------------------

Subject to the terms and conditions hereof, the Company agrees, and agrees to cause each of its Subsidiaries, and Artal and each Authorized Transferee agrees, and agrees to cause its officers, directors and advisors, to use their reasonable best efforts to promptly take, or cause to be promptly taken, or to refrain or cause to refrain from, as applicable, all action and to do, or cause to be done, all things necessary, on their respective parts, to assist each other in obtaining all governmental licenses, permits, consents, approvals, authorizations, qualifications and orders and to permit each other to be in compliance with all legal and regulatory requirements (of which such party has knowledge or has otherwise been made aware of by the other party hereto) as are reasonably necessary in connection with the operation of their respective businesses. The Company shall promptly furnish, and shall cause each of its

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Subsidiaries to furnish, Artal or any Authorized Transferee with such information and assistance as Artal or such Authorized Transferee may reasonably request in connection with the preparation of any necessary filings or submissions by Artal or such Authorized Transferee or any of their respective Subsidiaries or affiliates to any governmental or regulatory agency or stock exchange or as otherwise necessary to comply with law or regulation, including, without limitation, any filings necessary under the provisions of the HSR Act, the Securities Act or the Exchange Act or pursuant to the requirements of any stock exchange. Artal and any Authorized Transferee shall furnish, and shall cause its officers, directors and advisors to furnish, the Company with such information and assistance as the Company may reasonably request in connection with the preparation of any necessary filings or submissions by the Company or any of its Subsidiaries or affiliates to any governmental or regulatory agency or stock exchange or as otherwise necessary to comply with law or regulation, including, without limitation, any filings necessary under the provisions of the HSR Act, the Securities Act, the Exchange Act or pursuant to the requirements of the New York Stock Exchange.

                                 ARTICLE IV

                CORPORATE OPPORTUNITIES AND CONFLICTS OF INTEREST
                -------------------------------------------------
4.1 GENERAL
    -------

The provisions of this Article IV are set forth to regulate and define the conduct of certain affairs of each party and their respective officers, directors and advisors, if applicable, and the powers, rights, duties and liabilities of each party and their respective directors and shareholders in connection therewith.

4.2 BUSINESS ACTIVITIES
    -------------------

                (a) Artal and any Authorized Transferee shall have no duty to refrain from: (i) engaging in the same or similar activities or lines of business as the Company; (ii) doing business with any customer of the Company; and (iii) employing or engaging any officer or employee of the Company, and no officer, director or advisor thereof (except as provided in Section 4.3) shall be liable to the Company or its shareholders for breach of any fiduciary duty by reason of any such activities of Artal or such Authorized Transferee.

                (b) The Company shall have no duty to refrain from: (i) engaging in the same or similar activities or lines of business as Artal or any Authorized Transferee; (ii) doing business with any customer of Artal or any Authorized Transferee; and (iii) employing or engaging any officer, director or advisor of Artal or any Authorized Transferee, and no officer or director of the Company (except as provided in Section 4.3) shall be liable to Artal or any Authorized Transferee or their respective shareholders for breach of any fiduciary duty by reason of any such activities of the Company.

4.3 CORPORATE OPPORTUNITIES
    -----------------------

                  In the event that a director or officer of the Company who is also a director, officer or advisor of Artal or any Authorized Transferee acquires knowledge of a potential

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transaction or matter that may be a corporate opportunity for both the Company and Artal or such Authorized Transferee, such director or officer of the Company shall have fully satisfied and fulfilled the fiduciary duty of such director or officer to the Company and its shareholders with respect to such corporate opportunity, if such director or officer acts in a manner consistent with the following policy:

                (i) If any officer or director of the Company who also serves as an officer, director or advisor of Artal or any Authorized Transferee becomes aware of a potential transaction related primarily to the group education-based weight-loss business that may represent a corporate opportunity for both the Company and Artal or such Authorized Transferee, such officer or director has no duty to present that opportunity to Artal or such Authorized Transferee; and the Company will have the sole right to pursue the transaction if the Board of Directors so determines.

               (ii) If any officer or director of the Company who also serves as an officer, director or advisor of Artal or any Authorized Transferee becomes aware of any other potential transaction that may represent a corporate opportunity for both the Company and Artal or such Authorized Transferee, such officer or director will have a duty to present that opportunity to Artal or such Authorized Transferee; and Artal or such Authorized Transferee will have the sole right to pursue the transaction if Artal or such Authorized Transferee so determines.

                (b) If any officer or director of the Company who does not serve as an officer, director or advisor of Artal or any Authorized Transferee becomes aware of a potential transaction that may represent a corporate opportunity for both the Company and Artal or any Authorized Transferee, neither the Company nor such officer or director has a duty to present that opportunity to Artal or any Authorized Transferee; and the Company may pursue the transaction if the Board of Directors so determines.

                (c) If any officer, director or advisor of Artal or any Authorized Transferee who does not serve as an officer or director of the Company becomes aware of a potential transaction that may represent a corporate opportunity for both Artal or such Authorized Transferee and the Company, neither Artal, such Authorized Transferee nor any such officer, director or advisor has a duty to present that opportunity to the Company; and Artal or such Authorized Transferee may pursue the transaction if Artal or such Authorized Transferee so determines.

4.4 NOTICE
    ------

Any Person purchasing or otherwise acquiring any interest in shares of Common Stock shall be deemed to have notice of and to have consented to the provisions of this Article IV.

                                    ARTICLE V

                                 INDEMNIFICATION
                                 ----------------

5.1 THE COMPANY'S INDEMNIFICATION FOR CERTAIN LIABILITIES.
    ------------------------------------------------------

                (a) On and after the Initial Public Offering Date, the Company shall indemnify and hold harmless Artal and any Authorized Transferee and their respective directors, officers, employees and

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advisors (each, an "Indemnified Party") from and against any and all Liabilities incurred or suffered by any Indemnified Party arising out of (i) any and all Company Liabilities and (ii) the breach by the Company of any obligation under this Agreement.

                (b) The Company shall indemnify and hold harmless each Indemnified Party from and against any and all Liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any document filed with the SEC by the Company pursuant to the Securities Act or the Exchange Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading, except, where in each case, those Liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information that is furnished in writing to the Company by such Indemnified Party.

5.2 NOTICE AND PAYMENT OF CLAIMS
    -----------------------------

                  If any Indemnified Party determines that it is or may be entitled to indemnification by any party (the "Indemnifying Party") under
Article V of this Agreement (other than in connection with any Action subject to Section 5.3), the Indemnified Party shall deliver to the Indemnifying Party a written notice specifying, to the extent reasonably practicable, the basis for its claim for indemnification and the amount for which the Indemnified Party reasonably believes it is entitled to be indemnified. Within 30 days after receipt of that notice, the Indemnifying Party shall pay the Indemnified Party that amount in cash or other immediately available funds unless the Indemnifying Party objects to the claim for indemnification or the amount of the claim. If the Indemnifying Party does not give the Indemnified Party written notice objecting to that indemnity claim and setting forth the grounds for the objection(s) within that 30-day period, the Indemnifying Party shall be deemed to have acknowledged its liability for that claim and the Indemnified Party may exercise any and all of its rights under applicable law to collect that amount. If there is a timely objection by the Indemnifying Party, the Indemnifying Party shall pay to the Indemnified Party in cash the amount, if any, that is Finally Determined to be required to be paid by the Indemnifying Party in respect of that indemnity claim within 15 days after that indemnity claim has been so Finally Determined.

5.3 NOTICE AND DEFENSE OF THIRD-PARTY CLAIMS
    ----------------------------------------

                  Promptly after the earlier of receipt of (i) notice that a third party has commenced an Action against or otherwise involving any Indemnified Party or (ii) information from a third party alleging the existence of a claim against an Indemnified Party, in either case, with respect to which indemnification may be sought under Article V of this Agreement (a "Third-Party Claim"), the Indemnified Party shall give the Indemnifying Party written notice of the Third-Party Claim. The failure of the Indemnified Party to give notice as provided in this Section 5.3 shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party is materially prejudiced by the failure to give notice. Within 30 days after receipt of that notice, the Indemnifying Party may (i) at its option, elect to assume and control the defense of that Third-Party Claim at its sole cost and expense by giving written notice to that effect to the Indemnified Party, or (ii) object to the claim for

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indemnification set forth in the notice delivered by the Indemnified Party pursuant to the first sentence of this Section 5.3; provided, that if the Indemnifying Party does not within that 30-day period give the Indemnified Party written notice objecting to that indemnification claim and setting forth the grounds for the objection(s), the Indemnifying Party shall be deemed to have acknowledged its liability for that indemnification claim. If the Indemnifying Party has acknowledged liability and elected to assume the defense of a Third-Party Claim, (x) the defense shall be conducted by counsel retained by the Indemnifying Party and reasonably satisfactory to the Indemnified Party, provided that the Indemnified Party shall have the right to participate in those proceedings and to be represented by counsel of its own choosing at the Indemnified Party's sole cost and expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and in the reasonable judgement of such counsel it is advisable for such Indemnified Party to employ separate counsel or (iii) the Indemnifying Party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the Indemnified Party, in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and (y) the Indemnifying Party may settle or compromise the Third-Party Claim without the prior written consent of the Indemnified Party so long as any settlement or compromise of the Third-Party Claim includes an unconditional release of the Indemnified Party from all claims that are the subject of that Third-Party Claim; provided, that the Indemnifying Party may not agree to any such settlement or compromise pursuant to which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible under this Agreement, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld. If the Indemnifying Party does not assume the defense of a Third-Party Claim for which it has acknowledged liability for indemnification hereunder, the Indemnified Party will act in good faith with respect to that Third-Party Claim and may require the Indemnifying Party to reimburse it on a current basis for its reasonable expenses of investigation, reasonable attorney's fees and reasonable out-of-pocket expenses incurred in investigating and defending against that Third-Party Claim and the Indemnifying Party shall be bound by the result obtained with respect to that claim by the Indemnified Party; provided, that the Indemnifying Party shall not be liable for any settlement or compromise of any Third-Party Claim effected without its consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall pay to the Indemnified Party in cash the amount, if any, for which the Indemnified Party is entitled to be indemnified under this Agreement within 15 days after that Third-Party Claim has been Finally Determined.

5.4 CONTRIBUTION.
    -------------

                  If for any reason the indemnification provided for in
Section 5.1 is unavailable to any Indemnified Party, or insufficient to hold it harmless, then the Indemnifying Party shall contribute to the amount paid or payable by that Indemnified Party as a result of those Liabilities in that proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, in connection with those statements or omissions, which relative fault shall be determined by reference to Artal or such Authorized

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Transferee, as the case may be, on the one hand, or the Company, on the other hand, to which those actions, conduct, statements or omissions are primarily related, as well as any other relevant equitable considerations.

                                   ARTICLE VI

                               INFORMATION RIGHTS

6.1 FINANCIAL INFORMATION
    ---------------------

                  To the extent permitted by law, so long as Artal or any Authorized Transferee beneficially owns 10% or more of the Total Voting Power of the Company, the Company shall deliver to Artal or such Authorized Transferee such financial or other information as Artal or such Authorized Transferee may request.

6.2 AUDIT RIGHTS.
    -------------

                  To the extent required by law or stock exchange requirement or necessary to allow Artal's or any Authorized Transferee's audit committee to discharge their responsibilities, the Company shall allow, on reasonable notice, Artal or any Authorized Transferee or their respective representatives to audit the affairs of the Company, including (i) having access to (and take copies of) the records of the Company (and the working papers of its accountants); (ii) having access to the premises of the Company and its Subsidiaries and to have the ability to consult and discuss matters with the auditors, advisors and management of the Company (during normal office hours) and (iii) procuring that the Company shall, co-operate fully with Artal or any Authorized Transferee and their respective representatives in relation to this process. In addition, the Company shall use all reasonable efforts to allow the independent accountants of Artal or any Authorized Transferee to audit the working papers of and to assist in any review undertaken by the Company's independent accountants. Artal and any Authorized Transferees shall coordinate its efforts in good faith with, and work with and through, the Audit Committee of the Board of Directors and the Company's internal audit department to accomplish such objectives. The Company shall bear its internal fees and expenses and shall pay the fees and expenses of its accountants and other advisors incurred in connection with any audit undertaken pursuant to this Section 6.2.

                                 ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                7.1 Artal represents and warrants as follows:

(a) STATUS AND AUTHORITY.
    --------------------

                Artal is a SOCIETE ANONYME duly organized and validly existing under the laws of Luxemburg. The execution and delivery by Artal of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Artal, and this Agreement has been duly executed and delivered by the duly authorized officers of Artal and constitutes the valid, legal and binding obligation of Artal.

(b) NO CONFLICTS.
    -------------

                (i) The execution, delivery and performance of this Agreement by Artal will not result in (A) any conflict with the charter documents of Artal, (B) any material breach or violation of or default under any statute, law, rule, regulation, judgment, decree, order or any material mortgage, deed of trust, indenture, agreement or any other instrument to which Artal is a party or by which any of their respective material properties or assets are bound, or (C) the creation or imposition of any lien, charge, pledge or encumbrance thereon, except for such breaches, violations or defaults and such liens, charges, pledges or encumbrances as would not, individually or in the aggregate, have a material adverse effect on Artal's business or adversely affect the ability of Artal to perform its obligations hereunder.

               (ii) No consent, approval or authorization of or filing with any governmental authority is required with respect to Artal in connection with the execution and delivery of this Agreement, and the performance by Artal of its obligations hereunder.

(c) NO LITIGATION.
    -------------

                There are no judicial or administrative actions, proceedings or investigations pending or, to the best knowledge of Artal, threatened, which question the validity of this Agreement or any action taken or to be taken by Artal in connection herewith.

                7.2 The Company represents and warrants as follows:

(a) STATUS AND AUTHORITY.
    ---------------------

                The Company is a company duly organized, validly existing in good standing under the laws of the Commonwealth of Virginia. The execution and delivery by the Company of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the duly authorized officers of the Company and constitutes the valid, legal and binding obligation of the Company.

(b) NO CONFLICTS.
    -------------

                (i) The execution, delivery and performance of this Agreement by the Company will not result in (A) any conflict with the charter documents of the Company on any of its Subsidiaries (B) any material breach or violation of or default under any statute, law, rule, regulation, judgment, decree, order or any material mortgage, deed of trust, indenture, agreement or any other instrument to which the Company or any of its Subsidiaries is a party or by which any of their respective material properties or assets are bound, or (C) the creation or imposition of any lien, charge, pledge or encumbrance thereon, except for such breaches, violations or defaults and such liens, charges, pledges or encumbrances as would not, individually or in the aggregate, have a material adverse effect on the Company's business or adversely affect the ability of the Company to perform its obligations hereunder.

               (ii) No consent, approval or authorization of or filing with any governmental authority is required with respect to the Company in connection with the execution and delivery of this Agreement, and the performance by the Company of its obligations hereunder.

(c) NO LITIGATION.
    --------------

                There are no judicial or administrative actions, proceedings or investigations pending or, to the best knowledge of the Company, threatened, which question the validity of this

Agreement or any action taken or to be taken by the Company in connection herewith.

                7.3 Each Authorized Transferee represents and warrants as follows:

(a) STATUS AND AUTHORITY.
    ---------------------

                Such Authorized Transferee is duly organized and validly existing under the laws of the jurisdiction of its organization. The execution and delivery by such Authorized Transferee of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on the part of such Authorized Transferee, and this Agreement has been duly executed and delivered by the duly authorized officers of such Authorized Transferee and constitutes the valid, legal and binding obligation of such Authorized Transferee.

(b) NO CONFLICTS.
    --------------

                (i) The execution, delivery and performance of this Agreement by such Authorized Transferee will not result in (A) any conflict with the charter or similar documents of such Authorized Transferee, (B) any material breach or violation of or default under any statute, law, rule, regulation, judgment, decree, order or any material mortgage, deed of trust, indenture, agreement or any other instrument to which such Authorized Transferee is a party or by which any of its respective material properties or assets are bound, or (C) the creation or imposition of any lien, charge, pledge or encumbrance thereon, except for such breaches, violations or defaults and such liens, charges, pledges or encumbrances as would not, individually or in the aggregate, have a material adverse effect on such Authorized Transferee's business or adversely affect the ability of such Authorized Transferee to perform its obligations hereunder.

               (ii) No consent, approval or authorization of or filing with any governmental authority is required with respect to such Authorized Transferee in connection with the execution and delivery of this Agreement, and the performance by such Authorized Transferee of its obligations hereunder.

(c) NO LITIGATION.
    ---------------

                There are no judicial or administrative
actions, proceedings or investigations pending or, to the best knowledge of such Authorized Transferee, threatened, which question the validity of this Agreement or any action taken or to be taken by such Authorized Transferee in connection herewith.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  --------------

8.1 SUBSIDIARIES
    -------------

The Company agrees and acknowledges that the Company shall be responsible for the performance by each of its Subsidiaries of the obligations hereunder applicable to such Subsidiary.

8.2 AMENDMENTS
    ----------

This Agreement may be amended, supplemented or otherwise modified only by a writing duly executed by or on behalf each of the parties hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

8.3 SEVERABILITY
    ------------

                  If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or such provision of the application of such provision to such party or circumstances, other than those to which it is so determined to be invalid, illegal or unenforceable, shall remain in full force and effect to the fullest extent permitted by law and shall not be affected thereby, unless such a construction would be unreasonable.

8.4 NOTICES
    -------
                  All notices and other communications required or permitted hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested or (c) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this clause (c) shall also be sent pursuant to clause (a) or (b)) above, addressed as follows:

                  (a)      if to the Company, to:

                           Weight Watchers International, Inc.
                           175 Crossways Park West
                           Woodbury, New York  11797-2055
                           Attention:  General Counsel
                           Telecopy No.:  516-390-1795

                           with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York  10017
                           Attention:  Rise Norman, Esq.
                           Telecopy No.:  212-455-2502

                  (b)      If to Artal, to:

                           Artal Luxembourg S.A.
                           105 Grand-Rue
                           L-1661 Luxembourg, Luxembourg

                           Attention:  Managing Director
                           Telecopy No.:  011-352-2242-5922

                           with a copy to:

                           The Invus Group, Ltd.
                           135 East 57th Street
                           New York, New York  10022
                           Attention:  Sacha Lainovic
                           Telecopy No:  212-371-1829

                           and to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York  10017
                           Attention:  Rise Norman, Esq.
                           Telecopy No.:  212-455-2502

or to such other addresses or telecopy numbers as may be specified by like notice to the other parties.

8.5 FURTHER ASSURANCES
    -------------------

                  Artal and the Company shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be reasonably necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

8.6 GOVERNING LAW
    -------------

                  This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

8.7 ENTIRE AGREEMENT
    ----------------

                  This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof.

8.8 SUCCESSORS
    -----------
                  This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except as set forth in Article V, nothing contained in this Agreement, express or implied, is intended to confer upon any other Person or entity any benefits, rights or remedies.

8.9 JURISDICTION; SPECIFIC PERFORMANCE
    ----------------------------------

                  The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Amendment shall properly lie and shall be brought in any federal or state court located in the Borough of Manhattan, City and State of New York. By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of such courts for itself or herself and in respect of its or her property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby irrevocably waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

8.10 COUNTERPARTS
     -------------

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement.

8.11 ASSIGNMENT
     ----------
                  Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part by any party without the prior written consent of the other party hereto. Notwithstanding the foregoing, (a) Artal or any Authorized Transferee may transfer, in whole or in part, its rights and obligations under this Agreement to any Transferee (and any Authorized Transferee may transfer such rights and obligations to any subsequent Transferee) without the prior written consent of the Company.

                (b) Any assignment pursuant to paragraph (a) of this Section
8.11 shall be effective upon receipt by the Company of (i) written notice from the transferring holder of the Common Stock stating the name and address of any Transferee and identifying the number of shares of Common Stock with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred, (ii) a copy of the provision of the instrument of transfer or related agreement granting the rights under this Agreement so transferred and (iii) a written agreement in substantially the form attached as Exhibit A hereto from such Transferee to be bound by the applicable terms of this Agreement.

8.12 EFFECTIVE ONLY FOLLOWING COMPLETION OF INITIAL PUBLIC OFFERING
     ---------------------------------------------------------------

                  Neither this Agreement nor any right or obligation hereunder shall be binding on the parties hereto and enforceable against them in accordance with the terms thereof unless and until the Initial Public Offering is complete.

8.13 TERMINATION
     -----------

                  This Agreement shall terminate with respect to any party hereto when such party no longer has any rights or obligations hereunder.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                        WEIGHT WATCHERS INTERNATIONAL, INC.


                                        By: /s/ Robert W. Hollweg
                                            -------------------------------




                                        ARTAL LUXEMBOURG S.A.


                                        By: /s/ Pol Kohler
                                           --------------------------------

                                                                       EXHIBIT A


                                     JOINDER

                  By execution of this Joinder, the undersigned agrees to become a party to that certain Corporate Agreement, dated as of November 5, 2001 (the "Agreement"), between Weight Watchers International, Inc. and Artal Luxembourg S.A. By execution of this Joinder, the undersigned shall have all the rights, and shall observe all the obligations specified in Section 8.11 of the Agreement and to have made on the date hereof all representations and warranties set forth in Section 7.3 of the Agreement, modified, if necessary, to reflect the nature of the undersigned as a trust, estate or other entity.

Name:
     -------------------------

Address for Notices:                                             With Copies to:

------------------------------         -----------------------------------------

------------------------------         -----------------------------------------

------------------------------         -----------------------------------------

------------------------------         -----------------------------------------

------------------------------         -----------------------------------------


Signature:
          -----------------------------

Date:
     ----------------------------------